UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒Preliminary Information Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐Definitive Information Statement

CellMedX Corp.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒No fee required

☐Fee paid previously with preliminary materials

☐Fee computed on table in exhibit required by Item 25(b) of Schedule 14A per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

1130 Pender St. West, Suite 820

Vancouver, BC  V6E 4A4

Canada

(604) 648-0501

NOTICE OF PROPOSED ACTION TO BE TAKEN BY WRITTEN CONSENT OF HOLDERS OF A MAJORITY OF THE VOTING POWER OF CELLMEDX CORP.

February 20, 2024

To the Stockholders of CellMedX Corp.:

The enclosed information statement (the “Information Statement”) is being distributed to the holders of record as of the close of business on February 7, 2024 (the “Record Date”) of the common stock, par value $0.001 (the “Common Stock”), of Cell MedX Corp. (the “Company”, “we”, “us” or “our”).

Notice is hereby given that the holders of record of a majority of the outstanding shares of Common Stock, being a majority of the outstanding voting power of the Company, have, by written consent in lieu of an annual or special meeting of the stockholders of the Company, approved the following matters:

1.An amendment to the Company’s articles of incorporation (the “Articles”) to increase the Company’s authorized capital from 300,000,000 shares of Common Stock to 7,500,000,000 shares of Common Stock (the “Increase in Authorized Capital”); and

2.The election of David Jeffs, Amir Vahabzadeh, George Adams and Joao (John) Da Costa to the Company’s Board of Directors to hold office until the next annual meeting of the stockholders of the Company or until their respective successors have been elected or qualified or until such director resigns or is removed (the “Election of Directors”).

No further action by the stockholders of the Company is required or being sought with respect to the Increase in Authorized Capital or the Election of Directors.  WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY.

THIS IS NOT A NOTICE OF A SPECIAL OR ANNUAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD IN RESPECT OF THE MATTERS DESCRIBED HEREIN.

Thank you for your investment and continued interest in Cell MedX Corp.

Sincerely,

“David Jeffs”

David Jeffs

Chief Executive Officer

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

These consent solicitation materials contain forward-looking statements within the meaning of the federal securities laws. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other comparable terminology.

These forward-looking statements are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. The “Risk Factors” sections of the periodic reports that we file from time to time sets forth detailed risks, uncertainties and cautionary statements regarding our business and these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing regulatory environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all of the risks and uncertainties that could have an impact on the forward-looking statements contained in this Consent Solicitation Statement.

We cannot guarantee future results, levels of activity or performance. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Consent Solicitation Statement. These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, including the applicable securities laws of the U.S., we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or other investments or strategic transactions we may engage in.

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY

THIS IS NOT A NOTICE OF A SPECIAL OR ANNUAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD IN RESPECT OF THE MATTERS DESCRIBED HEREIN.

GENERAL INFORMATION

This information statement (the “Information Statement”) is being provided to the holders of record (the “Stockholders”) of the outstanding common stock, par value $0.001 (the “Common Stock”) of Cell MedX Corp. (the “Company”, “we”, “our” or “us”) as of February 7, 2024 (the “Record Date”) in connection with the following matters:

1.An amendment to our articles of incorporation (the “Articles”) to increase our authorized capital by increasing the number of shares of Common Stock that we are authorized to issue from 300,000,000 shares of Common Stock to 7,500,000,000 shares of Common Stock (the “Increase in Authorized Capital”); and

2.To elect the following persons to the Company’s Board of Directors, to hold office until the next annual meeting of the Stockholders or until their respective successors have been elected or qualified or until they have otherwise resigned or been removed (the “Election of Directors”):

David Jeffs

Dr. George Adams

Joao (John) Da Costa

Amir Vahabzadeh

(each a “Nominee” and collectively, the “Nominees”)

The Increase in Authorized Capital and the Election of Directors was approved by written consent signed by Stockholders holding a majority of the outstanding Common Stock, being a majority of the outstanding voting power of the Company, as of the Record Date. The Company anticipates that the Increase in Authorized Capital and the Election of Directors will become effective 20 calendar days after this Information Statement is distributed to the Company’s Stockholders of record as of the Record Date.  However, pursuant to the written consent resolutions executed by Stockholders and the Nevada Revised Statutes, the Company’s Board of Directors reserves the right to abandon the Increase in Authorized Capital at any time prior to its effective date if they deem it appropriate to do so.

No action with respect to these matters is required by the Company’s Stockholders.  This Information Statement is being provided pursuant to Rule 14c-2 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) to notify Stockholders of Increase in Authorized Capital and the Election of Directors.

ACTION TAKEN BY WRITTEN CONSENT

The Company’s Board of Directors approved the Increase in Authorized Capital and nominated the Nominees for election or appointment as directors of the Company effective January 29, 2024 and fixed the Record Date as the record date for determining the Stockholders entitled to give written consent to the Increase in Authorized Capital and the Election of Directors. Stockholders of record of an aggregate of 194,627,681 shares of the Company’s outstanding Common Stock as of the Record Date, being equal to 66.0% of the number of shares of Common Stock then outstanding, have executed written consent resolutions approving the Increase in Authorized Capital and the Election of Directors.

Pursuant to Section 78.320 of the Nevada Revised Statutes (the “NRS”) and the bylaws of the Company, the Increase in Authorized Capital and the Election of Directors may be approved by written consent signed by Stockholders holding a majority of the Company’s outstanding voting power.  In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Increase in Authorized Capital and the Election of Directors as early as possible, the Company’s Board of Directors resolved to proceed by written consent of the Company’s Stockholders.

OUTSTANDING VOTING STOCK OF THE COMPANY

The Board of Directors of the Company fixed the close of business on February 7, 2024 as the Record Date for determining the stockholders entitled to approve the Increase in Authorized Capital and the Election of Directors and to receive copies of this Information Statement.  As of the Record Date, there were 294,736,373 shares of Common Stock outstanding. The Company’s Common Stock constitutes the sole outstanding class of voting securities of the Company. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to stockholders.

DISSENTERS RIGHTS

Under the NRS, Stockholders are not entitled to dissenter’s rights of appraisal with respect to the Increase in Authorized Capital or the Election of Directors.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

To our knowledge, other than in respect of their election as directors of the Company, no person who has been a director or executive officer since the beginning of our last fiscal year, nor any nominee for election as a director of our Company, nor any of their respective associates, has any substantial interest, whether direct or indirect, by security holdings or otherwise, in the Increase in Authorized Capital or the Election of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Common Stock

The following table sets forth certain information concerning the number of shares of our Common Stock owned beneficially as of the Record Date by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities, (ii) each of our directors and each of our named executive officers (as defined under Item 402(m)(2) of Regulation S-K), and (iii) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

Directors and Executive Officers

Name of Beneficial Owner*	Common Stock*	Percent of Class*
David Jeffs	88,959,726(1)	30.18%
Yana Silina	50,000	0.02%
John Da Costa	2,056,687(2)	0.70%
Amir Vahabzadeh	64,855,148	22.00%
Dr. George Adams	Nil	Nil%
Brad Hargreaves	5,341,855	1.81%
Dwayne Yaretz	1,214,285	0.41%
Directors and Executive Officers (as a group)	162,477,701	55.13%

Greater than 5% Stockholders**

Richard Jeffs	25,639,897	8.70%
Clementine Tang	24,631,939	8.36%
Sam Ahdoot	24,039,142	8.16%

Notes:

*Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares.  Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares).  In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided.  In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding.  As of the Record Date, there were 294,736,373 shares of Common Stock issued and outstanding.

**Does not include persons listed under directors and officers.

(1)Shares reported as beneficially owned by Mr. David Jeffs include 15,000,000 shares of Common Stock held by immediate family members sharing the same household with Mr. David Jeffs.  The inclusion of shares held by family members of Mr. Jeffs shall not be deemed to be an admission that Mr. Jeffs is the beneficial owners of such securities for purposes of Section 13(d), 13(g) or 16 of the Exchange Act or otherwise.

(2)Shares reported as beneficially owned by Mr. Joao Da Costa include 531,687 shares of Common Stock held by Da Costa Management Corp, a private company controlled by Mr. Da Costa.

Changes in Control

On December 18, 2023, the Company entered into agreements to settle debt in the aggregate amount of $1,622,693 for shares of the Company’s Common Stock at a price of $0.007 per share for an aggregate of 231,813,310 shares of Common Stock (the “Debt Settlement”). The Debt Settlement was finalized on December 29, 2023, and resulted in a change in control of the Company.  As part of the Debt Settlement, Mr. David Jeffs acquired 73,959,726 shares of the Company’s Common Stock, being approximately 25.1% of the number of shares outstanding following the Debt Settlement. Family members of Mr. Jeffs acquired an additional 43,819,083 shares of Common Stock, being equal to approximately 14.9% of the number of shares of Common Stock outstanding following the Debt Settlement.  Mr. Amir Vahabzadeh acquired 61,775,148 shares of Common Stock, being approximately 21.0% of the number of shares of Common Stock outstanding following the Debt Settlement.  Mr. Vahabzadeh’s spouse acquired an additional 23,676,239 shares of Common Stock, being approximately 8.0% of the outstanding shares of Common Stock outstanding following completion of the Debt Settlement.  The disclosure of shares owned by family members of Mr. Jeffs and Mr. Vahabzadeh shall not be deemed to be an admission that Mr. Jeffs or Mr. Vahabzadeh are the beneficial owners of such securities for purposes of Section 13(d), 13(g) or 16 of the Exchange Act or otherwise.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Dale Matheson Carr-Hilton Labonte LLP (“DMCL”) acts as the principal independent accountant for the Company, and has acted in that capacity for the Company’s two most recent fiscal years.  Stockholders of the Company are not being asked to elect, approve or ratify the appointment of DMCL as principal independent accountant for the Company.

Principal Accountant Fees

The aggregate fees billed for fiscal years ended May 31, 2023 and May 31, 2022, for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of the financial statements included in its Quarterly Reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended May 31, 2023	Year Ended May 31, 2022
Audit Fees	$34,500	$34,500
Audit Related Fees	Nil	Nil
Tax Fees	4,090	4,090
All Other Fees	Nil	Nil
Total	$38,590	$38,590

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The policy of the Company’s audit committee is to pre-approve all audit and permissible non-audit services to be performed by the Company’s independent auditors during the fiscal year. Before engaging an independent registered public accountant to render audit or non-audit services, the engagement is approved by the Company’s audit committee or the engagement to render services is entered into pursuant to pre-approval policies and procedures established by the audit committee.

AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

Pursuant to the Company’s articles of incorporation (the “Articles”) as currently in effect, we are authorized to issue up to 300,000,000 shares of Common Stock.  The Company’s Articles do not presently authorize the issuance of any class of capital stock other than Common Stock and no additional classes of capital stock are proposed.

The Company’s Board of Directors unanimously approved a resolution amending the Articles to increase the number of authorized shares of Common Stock from 300,000,000 shares of Common Stock to 7,500,000,000 shares of Common Stock (the “Increase in Authorized Capital”) and recommended that the Company’s stockholders approve the Increase in Authorized Capital.  Stockholders of record of an aggregate of 194,627,681 shares of the Company’s outstanding Common Stock as of the Record Date, being equal to 66.0% of the number of shares of Common Stock then outstanding, have executed written consent resolutions approving the Increase in Authorized Capital.  However, pursuant to the written consent resolutions executed by Stockholders and the NRS, the Company’s Board of Directors reserves the right to abandon the Increase in Authorized Capital at any time prior to its effective date if they deem it appropriate to do so. Each additional share of Common Stock authorized under the Company’s Articles after the Increase in Authorized Capital is effected will have the same rights and privileges as each share of Common Stock currently authorized under the Company’s Articles.

The Board believes that increasing the number of shares of Common Stock that the Company is authorized to issue will provide the Company with greater flexibility in planning for, and quickly responding to, future corporate needs.  These needs may include, but are not limited to, capital raising transactions, strategic transactions, including potential acquisitions, and grants under equity compensation plans. The Company does not currently have any binding agreements for future capital raising transactions or strategic transactions.  However, if the increase in the number of shares of Common Stock that the Company is authorized to issue is not effected, the Company’s future ability to raise additional capital through shares of its Common Stock may be impaired, which may impair the Company’s ability to address its corporate needs.

Whether or not the Increase in Authorized Capital is effected, the Stockholders will not have any further input or right to approve any future issuance of any shares of Common Stock.  The Company does not currently have any agreements to issue any additional shares of Common Stock.  There is no assurance that the Company will be able to complete any capital raising transaction or strategic transactions even if the proposed amendment is effected.

ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of seven directors: David Jeffs, Dr. George Adams, Joao (John) Da Costa, Amir Vahabzadeh, Yanika Silina, Brad Hargreaves, and Dwayne Yaretz.  On January 29, 2024, the Board of Directors of the Company nominated David Jeffs, Dr. George Adams, Joao (John) Da Costa and Amir Vahabzadeh (each a “Nominee” and collectively, the “Nominees”) for re-election as directors of the Company, and recommended that Stockholders of the Company as of the Record Date elect the Nominees as directors of the Company, to serve until the next annual meeting of the stockholders of the Company, or until a successor is elected or qualified or until such person resigns or is removed.  Stockholders of record holding an aggregate of 194,627,681 shares of Common Stock, equal to approximately 66.0% of the total number of shares of Common Stock outstanding as of the Record Date, signed written consents approving the election of the Nominees as directors of the Company.

Director Nominees and Executive Officers

The names of each Nominee, as well as the Company’s executive officers, and certain information about them are set forth below.

Name Of Nominee	Age	Position(s)
David Jeffs	54	Director, Chief Executive Officer and President
Dr. George Adams	76	Director
John Da Costa	59	Director
Amir Vahabzadeh	55	Director
Yanika Silina	45	Chief Financial Officer (former director)

There is no family relationship between the Company’s directors and there are no legal proceedings to which any of the Nominees are a party adverse to the Company or in which any of the Company’s directors have a material interest adverse to the Company.  Set forth below is a brief description of the background and business experience of each director for the past five years:

David Jeffs joined the Board of Directors for the Company on December 12, 2023.  Mr. Jeffs acted as the Chief Executive Officer, President and director of Live Current Media Inc. (“Live Current”), a technology company, from October 2010 until April 2022 and President and director of Live Current from May 2022 until May 2023.  He was also the Chief Executive Officer of Live Current from July 2002 through May 2007 and the President and a director of Live Current from July 2002 through September 2007.  During his first tenure as CEO of Live Current, the company was recognized as one of the fastest growing companies in British Columbia for three years running by Business in Vancouver magazine and as one of the fastest growing companies in Canada for two years in a row by Profit500 magazine.  Mr. Jeffs graduated from the University of British Columbia with a Bachelor of Arts where he majored in economics.

Dr. George Adams has served on the Board of Directors for the Company since March 23, 2018.  Dr. Adams is a scientist, serial entrepreneur and financier.  From October 2010 until January 2023, Dr. Adams held the position of Chief Executive Officer of Ventripoint Diagnostics Inc., a medical devices company involved in the development of heart diagnostic devices for patients with heart disease.  Dr. Adams has acted as the Executive Chair of Ventripoint Diagnostics since January 2023. His previous positions include CEO of Amorfix Life Sciences (TSX:AMF), Chairman of Sernova Corp (TSXV:SVA) and President and CEO of the UT Innovations Foundation. He has held research and executive positions with Boston Scientific, Pfizer, Corvita Canada Inc. and the University of Ottawa and has been instrumental in founding over 30 companies and raised more than $100 million of equity financing. Dr. Adams has contributed more than 120 articles to scientific journals and was recognized as a Technology Pioneer by the World Economic Forum in 2007.

Joao (John) Da Costa has served as a director of the Company since June 8, 2020.  From June 8, 2020 until November 7, 2023, Mr. Da Costa also served as the Chief Operating Officer of the Company.  Mr. Da Costa has more than twenty-five years of experience providing bookkeeping and accounting services to both private and public companies and is the founder and President of Da Costa Management Corp., a company that has provided management and accounting services to public and private companies since August 2003. Mr. Da Costa currently serves as the CFO, Treasurer and a director of Red Metal Resources Ltd., a mineral exploration company listed on the Canadian Securities Exchange and the CFO and a director of Kesselrun Resources Ltd., a mineral exploration company listed on the TSX Venture Exchange.

Amir Vahabzadeh has been involved in the Internet and health and wellness industries as an online business owner and consultant for over 15 years. Mr. Vahabzadeh also owned and operated a thoroughbred racing and breeding facility in British Columbia. Mr. Vahabzadeh holds a Bachelor of Arts degree and is a graduate of the University of British Columbia.

Yanika Silina has served as the Company’s Chief Financial Officer and Corporate Secretary since November 24, 2014. Ms. Silina has also served as a director of the Company from September 26, 2016, but will cease to be a director of the Company upon the effectiveness of the Election of Directors.  Ms. Silina is expected to continue in her capacity as Chief Financial Officer and Secretary of the Company following the Election of Directors. Ms. Silina is a Chartered Professional Accountant and holds a Diploma in Management Studies from Thompson Rivers University. Ms. Silina is currently CFO of Stuhini Exploration Ltd. (TSX.V: STU), CFO of Tocvan Ventures Corp (CSE: TOC), CFO of Cascade Copper Corp (CSE: CASC), and a director of Kesselrun Resources Ltd. (TSX.V: KES). Ms. Silina has previously held various management positions with other public companies listed on OTC Link alternative trading system and Canadian Securities Exchange.

Term of Office

Directors of the Company hold office until the earliest of the next annual meeting of the Company’s Stockholders, the director’s successor is elected and qualified or until such director resigns or is removed.  Executive officers of the Company serve until such executive officer is removed by the Board of Directors or such executive officer resigns.

Significant Employees

The Company has no significant employees other than its executive officers.

Family Relationships

There are no family relationships between the Company’s executive officers or directors.

Involvement in Certain Legal Proceedings

Except as described below, during the past ten years, none of the Company’s directors or officers has:

(a)Had a petition under United States federal bankruptcy laws or any state insolvency law filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for the business or property of, such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing.

(b)Been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses).

(c)Been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(i)Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission (the “CFTC”), or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii)Engaging in any type of business practice; or

(iii)Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of United States federal or State securities laws or federal commodities laws.

(d)Been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in I(i), or to be associated with persons engaged in any such activity.

(e)Been found by a court of competent jurisdiction in a civil action or by the United States Securities Exchange Commission (the “SEC”) to have violated any federal or state securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated.

(f)Such person was found by a court of competent jurisdiction in a civil action or by the CFTC to have violated any United States federal commodities law, and the judgment in such civil action or finding by the CFTC has not been subsequently reversed, suspended or vacated.

(g)Such person was the subject of, or a party to, any United States federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i)Any United States federal or state securities or commodities law or regulation; or

(ii)Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(iii)Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity.

(h)Been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the United States Commodity Exchange Act, as amended), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

David Jeffs was a director and officer of Live Current Media Inc. (“Live Current”) at a time when Live Current was under receivership.  Between May 2010 and June 2013, Live Current was involved in a number of lawsuits involving its former CEO, including a derivative action filed by Mr. Jeffs and his father Richard Jeffs on behalf of Live Current.  In October 2010, Mr. Jeffs was appointed as a director and executive officer of Live Current.  In June 2013, the parties to the various litigation proceedings agreed to global binding arbitration to resolve all outstanding lawsuits and arbitration proceedings among them.  As part of his final order, the arbitrator ordered that a receiver be appointed to manage the assets of Live Current and to determine whether or not Live Current should be dissolved.  As a result, in 2014 the District Court for the State of Nevada ordered that a receiver be appointed to manage the assets of Live Current and to make recommendations as to whether Live Current should be dissolved. The court appointed receiver delivered his final report in 2017 and the District Court for the State of Nevada ordered the receivership terminated on May 4, 2017.

Legal Proceedings Involving the Company.

To the knowledge of the Company, none of its directors, executive officers or affiliates, nor any owners of record more than 5% of the Company’s outstanding Common Stock as of the Record Date, nor any of their respective associates, is an adverse party any legal proceedings involving the Company or any of its subsidiaries, or has a material interest in any legal proceedings that is adverse to the Company or any of its subsidiaries.

Transactions with Related Persons

Since the beginning of the Company’s last fiscal year , except as disclosed below, none of the following parties has had any material interest, direct or indirect, in any transaction with the Company, or in any presently proposed transaction, where the amount involved exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets for the last two completed fiscal years other than amounts paid or payable to directors or officers as compensation for acting in such position(s) and disclosed below under “Executive Compensation” or “Director Compensation”:

(i)Any of its directors or officers;

(ii)Any person proposed as a nominee for election as a director;

(iii)Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to its outstanding common shares;

(iv)Any of its promoters; and

(v)Any relative or spouse of any of the foregoing persons who has the same house as such person.

Dwayne Yaretz – Former CEO and Director

On December 18, 2023, the Company entered into an agreement with Mr. Yaretz to settle $8,500 owed by the Company to Mr. Yaretz for shares of Common Stock at a price of $0.007 per share.

Joao (John) Da Costa – Director and Former COO

On December 18, 2023, the Company entered into an agreement with Da Costa Management Corp. to settle $3,722 for shares of the Company’s Common Stock at a price of $0.007 per share.  John Da Costa is the sole director of Da Costa Management Corp.

Brad Hargreaves – Former VP Technology and Operations and Director

As of February 14, 2024, the Company was indebted to Mr. Hargreaves in the principal amount of $3,960 pursuant to a promissory note issued by the Company to Mr. Hargreaves for amounts advanced by him to the Company. The amounts outstanding are unsecured, payable on demand and accrue interest at a rate of 6% per annum.

Richard Jeffs – Greater Than 5% Stockholder

During the year ended May 31, 2023, Richard Jeffs advanced to the Company a total of $169,987.  The amounts bear interest at a rate of 6% per annum, are unsecured and payable on demand.  In December 2023, Richard Jeffs assigned a portion of the amounts owed to him to David Jeffs.  On December 18, 2023, the Company entered into an agreement with Richard Jeffs to settle $100,606 of the amounts owed to him by the Company for shares of the Company’s

Common Stock at a price of $0.007 per share.  As at February 14, 2023, the Company remained indebted to Richard Jeffs in the amount of $85,832.

Richard Jeffs is the beneficial owner of more than 5% of the Company’s outstanding Common Stock and is the father of David Jeffs.

David Jeffs – CEO, Director and Greater Than 5% Stockholder

During the year ended May 31, 2023, Mr. Jeffs loaned to the Company $36,377 at a rate of 10% per annum. The amounts loaned by Mr. Jeffs to the Company were unsecured and payable on demand. In December 2023, creditors of the Company assigned amounts owed by the Company to Mr. Jeffs.

On December 18, 2023, the Company entered into an agreement with Mr. Jeffs to settle $517,718 in amounts owed to him by the Company for shares of the Company’s Common Stock at a price of $0.007 per share for 73,959,729 shares of Common Stock.  Immediate family members of Mr. Jeffs sharing the same household as Mr. Jeffs acquired an additional 15,000,000 shares of the Company’s Common Stock in settlement of $105,000 in indebtedness.

As at February 14, 2024, the Company remained indebted to Mr. Jeffs in the principal amount of $61,555. The amounts owed to Mr. Jeffs bear interest at a rate of 10% per annum, are unsecured and are payable on demand. An additional $29,829 is payable by the Company to a corporation wholly owned by Mr. Jeffs. The amounts payable bear interest at a rate of 6% per annum, compounded monthly, are unsecured and are payable on demand.

Amir Vahabzadeh – Director and Greater Than 5% Stockholder

During the year ended May 31, 2023, Mr. Vahabzadeh loaned to the Company the sum of $90,000 at a rate of 10% per annum, unsecured and payable on demand.  Subsequent to the year ended May 31, 2023, Mr. Vahabzadeh loaned to the Company and additional $10,000 on the same terms.

Prior to December 2023, creditors of the Company assigned amounts owed by the Company to Mr. Vahabzadeh. On December 18, 2023, the Company entered into an agreement with Mr. Vahabzadeh to settle $432,286 in amounts owed to him by the Company for shares of the Company’s Common Stock at a price of $0.007 per share for 61,755,150 shares of Common Stock.

As at February 14, 2024, the Company remained indebted to Mr. Vahabzadeh in the amount of $137,132 for amounts loaned by him to the Company.

Clemintine Tang

Prior to December 2023, creditors of the Company assigned amounts owed by the Company to Ms. Tang. On December 18, 2023, the Company entered into an agreement with Ms. Tang to settle $165,734 in amounts owed to her by the Company for shares of the Company’s Common Stock at a price of $0.007 per share for 23,676,240 shares of Common Stock.

Ms. Tang is the spouse of Mr. Vahabzadeh.

Sam Ahdoot – Greater Than 5% Stockholder

During the year ended May 31, 2023, Mr. Ahdoot loaned the Company $50,000, bearing interest at a rate of 10% per annum, unsecured and payable on demand. Subsequent to the year ended May 31, 2023, Mr. Ahdoot loaned to the Company an additional $10,000 on the same terms.

Prior to December 2023, creditors of the Company assigned amounts owed by the Company to Mr. Ahdoot.  On December 18, 2023, the Company entered into an agreement with Mr. Ahdoot to settle $167,000 in amounts owed to him by the Company for shares of the Company’s Common Stock at a price of $0.007 per share for 23,857,143 shares of Common Stock.

As at February 14, 2024, the Company remained indebted to Mr. Ahdoot in the amount of $63,965 for amounts loaned by him to the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish us with copies of all forms they file pursuant to Section 16(a). Based solely on our review of such reports received by the Company, the Company has determined that the following persons have failed to file, on a timely basis, the reports required by Section 16(a) of the Exchange Act during the Company’s fiscal year ended May 31, 2023.

Name and Principal Position	Number of Late Insider Reports	Transactions Not Timely Reported	Known Failures to File a Required Form
Dwayne Yaretz Former CEO and Former Director	1	1	None

Director Independence

Our Common Stock is quoted on the OTC Link alternative trading system on the OTC Pink marketplace, which does not have director independence requirements. In determining whether any of our directors are independent for purposes of this Information Statement, we have applied the definition of “independent director” in Section 803 of the NYSE American Company Guide. Based on this definition, we have determined that, under that definition, as of the date of this Information Statement, Dr. George Adams, John Da Costa and Amir Vahabzadeh are independent directors.

In selecting its directors and for purposes of determining eligibility to act on the Company’s audit committee, the Company has applied the requirements of Section 6.1.1 of Canadian National Instrument 52-110 Audit Committees (“NI 52-110”) applicable to “venture issuers”, which provides that members of the audit committee for the Company cannot be executive officers, employees or control persons of the Company. Dr. George Adams and John Da Costa satisfy the independence requirements for members of the Company’s audit committee set forth in Section 6.1.1 of NI 52-110.   A copy of Section 6.1.1 of NI 52-110 is attached as Appendix A to this Information Statement.

Board Meetings and Director Attendance

During the fiscal year ended May 31, 2023, Dr. George Adams and John Da Costa each attended at least 75% of the total number of meetings held by the Board of Directors.  David Jeffs and Amir Vahabzadeh were not directors of the Company during the fiscal year ended May 31, 2023. The Company did not have any separately designated committees during the fiscal year ended May 31, 2023 and, other than an audit committee, the Company does not currently have any separately designated committees.

Nominating Committee Functions

The Company does not have a separately designated nominating committee and has not adopted a nominating committee charter.  The Company’s entire Board of Directors participates in the consideration of director nominees.  Due to the Company’s size, the Company’s Board of Directors believes that a separately designated nominating committee is not necessary.  In carrying out their responsibilities, the Company’s Board of Directors will consider candidates suggested by stockholders. If a stockholder wishes to formally place a candidate’s name in nomination, however, he or she must do so in accordance with the provisions of the Company’s Bylaws. Suggestions for candidates to be evaluated by the proposed directors must be sent to the Board of Directors, Cell MedX Corp., 1130 West Pender St. Unit 820, Vancouver, British Columbia, V6E 4A4, Canada, Attention: Board of Directors.

The Nominees were each approved by the Company’s Board of Directors for nomination and election as directors of the Company.

Audit Committee

The Company’s audit committee was formed on November 7, 2023, and consists of Dr. George Adams, John Da Costa and Dwayne Yaretz. David Jeffs is expected to be appointed to the audit committee upon the effectiveness of the Election of Directors. A copy of the Company’s audit committee charter is attached as Appendix B to this Information

Statement.  Pursuant to the provisions of Section 6.1.1 of NI 52-110, Mr. Jeffs is not considered independent as he is an executive officer of the Company and a “control person” of the Company under Canadian securities laws and the provisions of the Company’s audit committee charter.  Dr. Adams and Mr. Da Costa are considered independent for purposes of Section 6.1.1 of NI 52-110.  Dr. Adams and Mr. Da Costa are considered to be “audit committee financial experts” as that term is defined in Item 407(d)(5)(ii) of Regulation SK, and “financially literate” within the meaning set forth in NI 52-110.

The audit committee is responsible for: (1) reviewing the Company’s financial statements and MD&A, (2) selection and oversight of the Company’s independent accountant; (2) consulting with the Company’s independent accountants on the quality of the Company’s accounting principles and internal controls and the completeness and accuracy of the Company’s financial statements; (3) reviewing with the Company’s independent accountants the audit plans for the Company’s financial statements; and (4) reviewing and approving all audit, audit related services and any non-audit related services and fees and other compensation provided by and payable to the Company’s independent accountants.

Prior to the formation of the Company’s audit committee, the Company’s entire Board of Directors performed the required functions of an audit committee.

Compensation Committee Functions

The Company does not have a separately standing compensation committee and has not adopted a compensation committee charter. The Company’s entire Board of Directors participates in the consideration of compensation for the Company’s executive officers and directors.  Due to the Company’s size, the Company’s Board of Directors believes that a separately designated compensation committee is not necessary.  In considering the compensation to be paid to the Company’s executive officers and directors, the Company’s Board of Directors considers the qualifications of such persons, the duties to be performed by such persons, the compensation paid by companies similar in size and operations to the Company for similar positions and such other matters as the Company’s Board of Directors may deem appropriate.  The Company does not currently engage the services of outside compensation consultants.

Shareholder Communications

The Company does not have a formal process for security holders to send communications to the Company’s Board of Directors. Security holders may send communications to the Company’s Board of Directors by reaching out to the Company at its mailing address, telephone number or email address set forth below.  Due to the Company’s size, the Company’s Board of Directors believes that formal processes for its security holders to send communications to the Company’s Board of Directors are not necessary.

Cell MedX Corp.

Attention: Board of Directors

1130 West Pender St. Unit 820, Vancouver, British Columbia, V6E 4A4, Canada

Tel: +1 (866) 347-5056 (Main)

Email: info@cellmedx.com

Board Leadership Structure and Role in Risk Oversight

Dr. George Adams acts as Chair of the Company’s Board of Directors, and acts as the lead independent director of the Company.  The Company’s Board of Directors as a whole is responsible for the oversight of the Company’s operations.

Employee, Officer and Director Hedging

The Company does not have any formal policies or practices regarding employees, executive officers or directors, or any of their designees, purchasing financial instruments or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decreases in the market value of the Company’s equity securities granted to such employees, executive officers or directors as part of their compensation, or held, directly or indirectly, by such employees, executive officers or directors. Such transactions are generally permitted, provided that such transactions comply with the requirements of applicable laws.

Insider Trading Policies

The Company has not adopted any formal insider trading policies or procedures.  Due to the Company’s limited size and financial resources, the Company’s Board of Directors believes that a formal insider trading policy is not necessary at this time.  All employees, executive officers and directors of the Company, and any other “insiders” of the Company, are expected to comply with applicable laws, when purchasing, selling and/or otherwise disposing of any securities of the Company.

EXECUTIVE COMPENSATION

The following table summarizes all compensation received by the Company’s Executive Officers for the fiscal years ended May 31, 2023 and 2022:

Summary Compensation Table

Name and principal position	Year	Salary	Bonus	Stock Awards	Option Awards	Non- Equity Incentive Plan Compensa tion	Non- qualified Deferred Compen sation Earnings	All other compensation	Total
		($)	($)	($)	($)	($)	($)	($)	($)
Dwayne Yaretz CEO	2023	75,000(1)	Nil	Nil	Nil	Nil	Nil	Nil	75,000
	2022	10,000(1)	Nil	Nil	Nil	Nil	Nil	Nil	10,000

Frank McEnulty Former CEO and President	2023	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
	2022	11,000(2)	Nil	Nil	Nil	Nil	Nil	Nil	11,000

Yanika Silina CFO	2023	30,000(3)	Nil	Nil	Nil	Nil	Nil	Nil	30,000
	2022	30,000(3)	Nil	Nil	Nil	Nil	Nil	Nil	30,000

Joao (John) Da Costa COO	2023	Nil	Nil	Nil	Nil	Nil	Nil	22,181(4)	22,181
	2022	Nil	Nil	Nil	Nil	Nil	Nil	93,911(4)	93,911

Bradley Hargreaves Vice President, Technology and Operations	2023	32,206(5)	Nil	Nil	Nil	Nil	Nil	Nil	32,206
	2022	47,738(5)	Nil	Nil	Nil	Nil	Nil	Nil	47,738

(1)Mr. Yaretz was appointed to the Company’s Board of Directors and joined the Company’s management team as Chief Executive Officer on April 25, 2022. The Company did not have a written compensation agreement with Mr. Yaretz. Mr. Yaretz was compensated for management services based on a verbal agreement between the Company and Mr. Yaretz who invoices the Company for his services on a monthly basis at $10,000 per month. As of January 15, 2023, Mr. Yaretz agreed to stop billing the Company for the services to help the Company to preserve its cash and facilitate its operating activities. Mr. Yaretz resigned as CEO of the Company on December 12, 2023.

(2)The Company did not have a written compensation agreement with Mr. McEnulty, who resigned as the Company’s CEO on April 25, 2022, and as a director on June 12, 2023. Mr. McEnulty was compensated for management services based on a verbal agreement between the Company and Mr. McEnulty who invoiced the Company for his services on a quarterly basis at a rate of $1,000 per month.

(3)The Company does not have a written compensation agreement with Ms. Silina. Ms. Silina is being compensated for management and accounting services based on a verbal agreement between the Company and Ms. Silina at a rate of $2,500 per month.

(4)The Company does not have a written compensation agreement with Mr. Da Costa. Mr. Da Costa provides his services through Da Costa Management Corp. a company founded by Mr. Da Costa, and of which he is the sole director. Da Costa Management bills the Company at a rate of $3,500 per month for consulting services provided to Cell MedX Corp. and CAD$12,500 per month for consulting services provided to Cell MedX (Canada) Corp. As of January 1, 2022, Da Costa Management agreed to temporarily stop billing the Company for the services to help the Company to preserve its cash and facilitate its operating activities. Da Costa Management started billing the Company for their services as of March 2023 at CAD$10,000 per month.

(5)The Company does not have a written compensation agreement with Mr. Hargreaves. Mr. Hargreaves is being compensated for his services based on a verbal agreement between the Company and Mr. Hargreaves who invoices the Company for his services on a monthly basis at a rate of CAD$5,000 per month. As of January 15, 2023, Mr. Hargreaves agreed to stop billing the Company for the services to help the Company to preserve its cash and facilitate its operating activities.  Mr. Hargreaves resigned as VP of Technology and Operations effective December 12, 2023.

Outstanding Equity Awards At Fiscal Year END

As at May 31, 2023, the Company did not have any stock awards issued and exercisable by its named executive officer, as that term is defined in Item 402(m)(2) of Regulation S-K.

Executive Officer Employment / Consulting Agreements

The Company does not have employment, consulting, or other compensating plans or arrangements, between the Company and any of its named executive officers. There are also no arrangements which provide for specific compensation in the event of resignation, retirement, other form of termination, or from a change of control of the Company or from a change in a named executive officer’s responsibilities following a change in control.

DIRECTOR COMPENSATION

The following table sets forth the compensation paid to our directors during our May 31, 2023, fiscal year, other than directors who were also named executive officers as that term is defined in Item 402(m)(2). Compensation paid to directors who were also named executive officers during our May 31, 2023, fiscal year is set out in the table above.

Name and principal position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Non-qualified Deferred Compensation Earnings	All other compensation	Total
		($)	($)	($)	($)	($)	($)	($)	($)
Dr. George Adams	2023	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil

As of the date of this Annual Report on Form 10-K we do not have any compensation arrangements with Dr. George Adams for acting as a member of our Board of Directors.

MISCELLANEOUS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single Information Statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials may deliver a single set of the Information Statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy materials, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares of capital stock. The Company will also deliver a separate copy of this Information Statement to any stockholder upon written request. Similarly, stockholders who have previously received multiple copies of proxy materials may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to Cell MedX Corp., 820 - 1130 Pender Street West, Vancouver, BC  V6E 4A4, Canada, Attention: Secretary, by registered, certified or express mail or by calling the Company at (604) 648-0501.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the periodic reporting requirements of the Exchange Act and, in accordance therewith, file reports and other information with the SEC. Such reports and other information filed with the SEC by us may be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street N.E., Washington, D.C. 20549. Copies of such materials can be obtained at prescribed rates from the Public Reference Section of the SEC at 100 F Street N.E., Washington, D.C. 20549. Such material may also be accessed electronically at the SEC’s website at http://www.sec.gov. Statements made in this Consent Solicitation Statement concerning the provisions of any contract, agreement, indenture or other document referred to herein are not necessarily complete. With respect to each such statement concerning a contract, agreement, indenture or other document filed with the SEC, reference is made to such filing for a more complete description of the matter involved, and each such statement is qualified in its entirety by such reference.

APPENDIX A

Canadian National Instrument 52-110 Audit Committees

6.1.1. Composition of Audit Committee

(1)An audit committee of a venture issuer must be composed of a minimum of three members.

(2)Every member of an audit committee of a venture issuer must be a director of the issuer.

(3)Subject to subsections (4), (5) and (6), a majority of the members of an audit committee of a venture issuer must not be executive officers, employees or control persons of the venture issuer or of an affiliate of the venture issuer.

(4)If a circumstance arises that affects the business or operations of the venture issuer, and a reasonable person would conclude that the circumstance can be best addressed by a member of the audit committee becoming an executive officer or employee of the venture issuer, subsection (3) does not apply to the audit committee in respect of the member until the later of:

(a)the next annual meeting of the venture issuer;

(b)the date that is six months after the date on which the circumstance arose.

(5)If an audit committee member becomes a control person of the venture issuer or of an affiliate of the venture issuer for reasons outside the member’s reasonable control, subsection (3) does not apply to the audit committee in respect of that member until the later of:

(a)the next annual meeting of the venture issuer;

(b)the date that is six months after the event which caused the member to become a control person.

(6)If a vacancy on the audit committee arises as a result of the death, incapacity or resignation of an audit committee member and the board of directors is required to fill the vacancy, subsection (3) does not apply to the audit committee, in respect of the member appointed to fill the vacancy, until the later of:

(a)the next annual meeting of the venture issuer;

(b)the date that is six months from the day the vacancy was created.

(7)This section applies to a venture issuer in respect of a financial year beginning on or after January 1, 2016.

A-1

APPENDIX B

AUDIT COMMITTEE CHARTER

The following Audit Committee Charter was adopted by the Audit Committee of the Board of Directors and the Board of Directors of Cell MedX Corp. (the “Company”):

Mandate

The primary function of the audit committee (the “Committee”) is to assist the Company’s Board of Directors in fulfilling its financial oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to regulatory authorities and shareholders, the Company’s systems of internal controls regarding finance and accounting and the Company’s auditing, accounting and financial reporting processes. Consistent with this function, the Committee will encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

•serve as an independent and objective party to monitor the Company’s financial reporting and internal control system and review the Company’s financial statements;

•review and appraise the performance of the Company’s external auditors; and

•provide an open avenue of communication among the Company’s auditors, financial and senior management and the Board of Directors.

Composition

The Committee shall be comprised of a minimum of three directors as determined by the Board of Directors.  Every member of the Committee must be a director of the Company.  A majority of the members of the Committee must not be an “executive officer”, employee or “control person” of the Company or any “affiliate” of the Company.

For purposes hereof:

(1)“Executive officer” means (a) a chair of the Company, (b) a vice-chair of the Company, (c) the president of the Company, (d) a vice-president of the Company in charge of a principal business unit, division or function, including sales, finance or production, (e) an officer of the Company or any of its subsidiaries who performs a policy making function for the Company or such subsidiary, or (f) any other individual who performs a policy-making function in respect of the Company.

(2)“Control person” means (a) a person who holds a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, or (b) each person in a combination of persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, which holds in total a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer.  If a person or combination of persons holds more than 20% of the voting rights attached to all outstanding voting securities of an issuer, the person or combination of persons is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the issuer.

(3)A person or entity will be deemed to be an “affiliate” of the Company (a) if the entity is controlled by, or controls the Company, or if the Company and the other entity are controlled by the same person or entity, or (b) the person is an individual who is (i) both a director and an employee of the affiliated entity, or (ii) an executive officer of the affiliated entity.

The members of the Committee shall be elected by the Board of Directors at its first meeting following  the annual shareholders’ meeting. Vacancies on the Committee shall be filled by the Board of Directors.  Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by a majority vote of the full Committee membership.

Meetings

The Committee shall meet at least twice annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee will meet at least annually with the Chief Financial Officer and the external auditors in separate sessions.

Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee shall:

1.Documents/Reports Review

(a) review and update this Audit Committee Charter annually; and

(b) review the Company’s financial statements, MD&A and any annual and interim earnings press releases before the Company publicly discloses this information and any reports or other financial information (including quarterly financial statements), which are submitted or disclosed to any governmental body, or to the public, including any certification, report, opinion, or review rendered by the external auditors, before the Company submits or discloses such information.

2. External Auditors

(a) review annually, the performance of the external auditors who shall be ultimately accountable to the Company’s Board of Directors and the Committee as representatives of the shareholders of the Company;

(b) obtain annually, a formal written statement of external auditors setting forth all relationships between the external auditors and the Company, consistent with Independence Standards Board Standard 1;

(c) review and discuss with the external auditors any disclosed relationships or services that may impact the objectivity and independence of the external auditors;

(d)take, or recommend that the Company’s full Board of Directors take appropriate action to oversee the independence of the external auditors, including the resolution of disagreements between management and the external auditor regarding financial reporting;

(e) recommend to the Company’s Board of Directors the selection and, where applicable, the replacement of the external auditors nominated annually for shareholder approval;

(f) recommend to the Company’s Board of Directors the compensation to be paid to the external auditors;

(g) at each meeting, consult with the external auditors, without the presence of management, about the quality of the Company’s accounting principles, internal controls and the completeness and accuracy of the Company’s financial statements;

(h) review and approve the Company’s hiring policies regarding partners, employees and former partners and employees of the present and former external auditors of the Company;

(i) review with management and the external auditors the audit plan for the year-end financial statements and intended template for such statements; and

(j) review and pre-approve all audit and audit-related services and the fees and other compensation related thereto, and any non-audit services, provided to the Company or any subsidiary of the Company by the Company’s external auditors. The pre-approval requirement is waived with respect to the provision of non-audit services if:

(i) the aggregate amount of all such non-audit services that were not pre-approved by the Committee are reasonably expected to constitute not more than five percent of the total amount of fees paid by the Company and its subsidiaries to the external auditors during the fiscal year in which the non-audit services are provided,

(ii) such services were not recognized by the Company or subsidiary of the Company at the time of the engagement to be non-audit services, and

(iii) such services are promptly brought to the attention of the Committee by the Company and approved, prior to the completion of the audit, by the Committee or by one or more independent members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

The authority to pre-approve non-audit services may be delegated by the Committee to any one or more independent members of the Committee, provided that such pre-approval of the non-audit services by the delegated members is presented to the entire Committee’s first scheduled meeting following such pre-approval.

3. Financial Reporting Processes

(a) oversee the work of the external auditors engaged for the purpose of preparing or issuing an auditor’s report or performing other audit , review or attest services for the Company, including the resolution of disagreements between management and the external auditors regarding financial reporting;

(b)in consultation with the external auditors, review periodically, with management, the integrity and adequacy of the Company’s financial reporting processes and procedures, both internal and external;

(b) consider the external auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting;

(c) consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the external auditors and management;

(d) review significant judgments made by management in the preparation of the financial statements and the view of the external auditors as to appropriateness of such judgments;

(e) following completion of the annual audit, review separately with management and the external auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information;

(f) review any significant disagreement among management and the external auditors in connection with the preparation of the financial statements;

(g) review with the external auditors and management the extent to which changes and improvements in financial or accounting practices have been implemented;

(h) review any complaints or concerns about any accounting, internal accounting controls or auditing matters;

(i) review the certification process;

(j) establish a procedure for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

(k) establish a procedure for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

4. Other

(a) review any related-party transactions;

(b) engage independent counsel and other advisors as it determines necessary to carry out its duties; and

(c)to set and pay compensation for any independent counsel and other advisors employed by the Committee.